               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                           SHARES
2812

                                                          CUSIP NO. 315653 10 5

                         FiberNet Telecom Group, Inc.

                  AUTHORIZED COMMON STOCK: 150,000,000 SHARES
                               PAR VALUE: $.001


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


              Shares of FIBERNET TELECOM GROUP, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL]        /s/ Roy D. Farmer III                    /s/ Michael S. Liss
        ---------------------------               -------------------------
                        Secretary                               President

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common              UNIF GIFT MIN ACT.....Custodian.....
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right of           Under Uniform Guide to Minors
          survivorship and not as tenants          Act..........................
          in common                                         (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received,____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________
[____________________________________]


   -------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------

   -------------------------------------------------------------------Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

   -----------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:_____________________________________


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST BE CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF CERTIFCATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER